SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-KA

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 2, 1998
                                                         ---------------


                              United Capital Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-10104              04-2294493
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)

                    9 Park Place, Great Neck, New York 11021
--------------------------------------------------------------------------------

                     Address of principal executive offices


       Registrant's telephone number, including area code: (516) 466-6464


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Item 7.           Financial Statements, Pro Forma Financial
                           -----------------------------------------
                           Information and Exhibits.
                           -------------------------

                  (a) The Registrant hereby amends Item 7 of this Form 8-K as follows: The requisite financial information reflecting the sale of Dorne & Margolin, Inc. as a discontinued operation in the consolidated financial statements of the Registrant has been presented in its Form 10-K for the fiscal year ended December 31, 1997. Such financial information is incorporated into this Form 8- KA by reference.



                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  UNITED CAPITAL CORP.




Dated: March 16, 1998                        By: /s/ Anthony J. Miceli
                                                 ----------------------------
                                                 Anthony J. Miceli
                                                 Vice President, Chief Financial
                                                 Officer and Secretary



                                      -2-